AETNA VARIABLE PORTFOLIOS, INC.


                        Supplement dated March 13, 2000

The information in this Supplement for Aetna Variable Portfolios, Inc. supplements the information contained in the Prospectus dated May 3, 1999. This Supplement should be read with the Prospectus and the previously issued Supplement dated December 21, 1999.

On March 1, 2000, the Board of Directors of Aetna Variable Portfolios Inc. approved the submission to shareholders of a proposal to liquidate the following portfolios: Aetna Real Estate Securities VP, Aetna High Yield VP and Aetna Index Plus Bond VP. Effective May 15, 2000, these portfolios will no longer be available for new investment. After that date, those portfolios will only accept purchases that are made pursuant to standing customer instructions (e.g. payroll deduction allocations, dollar cost averaging, etc.) in effect before the close of business on May 12, 2000. Proxy materials are anticipated to be mailed to shareholders on or about June 2, 2000, with a proposed liquidation date of September 29, 2000.


















X.AETNA.99.5                                                   March 2000